                                             As Filed Pursuant to Rule 424(b)(3)
                                             Registration Nos. 333-126255,
                                             333-69793, 333-128472, 333-69753,
                                             333-83076, 333-49462


                         SUPPLEMENT DATED MARCH 7, 2007
                                       TO

                       METLIFE RETIREMENT ACCOUNT ANNUITY
                 PROSPECTUS DATED MAY 1, 2006 (AS SUPPLEMENTED)

                             METLIFE TARGET MATURITY
                 PROSPECTUS DATED MAY 1, 2006 (AS SUPPLEMENTED)

                         REGISTERED FIXED ACCOUNT OPTION
               PROSPECTUSES DATED MAY 1, 2006 AND NOVEMBER 7, 2007


On March 7, 2007, MetLife Life and Annuity Company of Connecticut (the "Company") filed its annual report on Form 10-K via EDGAR File No. 033-58677.

This supplement should be read in its entirety and kept together with your prospectus for future reference. Please contact us at the following telephone numbers, if you have any questions:

     1-800-874-1225 - Registered Fixed Option (THIS IS A NEW CONTACT NUMBER) 1-800-842-9460 - MetLife Retirement Account Annuity
                      (THIS IS A NEW CONTACT NUMBER)
     1-800-599-9460 - MetLife Target Maturity
















Books 21, 28 and 29                                             March 7, 2007